Exhibit 99.2

Supplemental Data
December 31, 2008

Table of Contents Q3 2008 Supplemental

PAGE
About Gramercy Capital Corp.	3

Consolidated Financial Information
Comparative Balance Sheets	5, 6
Reconciliation of Discontinued Operations	7, 8
Comparative Statements of Operations	9
Comparative Computation of FFO	10
Condensed Consolidated Statement of Stockholders’ Equity	11
Capitalization Analysis	12

Debt Data
Consolidated Debt Summary Schedule	14
Debt Amortization Schedule by Years	15

Gramercy Finance
Finance Portfolio Summary	17
Loan Maturity Schedule	18
Loan Region and Property Type	19
Credit Ratings of CMBS Investments	20
CMBS Region and Property Type	21

Gramercy Realty
Realty Comparative Balance Sheets	23, 24
Realty Comparative Statements of Operations	25
Realty Portfolio Summary	26, 27
Portfolio Vacancies	28, 29
Lease Expiration	30, 31
Top Ten	32 - 34
Dispositions	35

Glossary	36
Corporate and Investor Information	37, 38

About Gramercy Capital Corp. Q4 2008 Supplemental

About Gramercy Capital Corp.

Gramercy Capital Corp. is an integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, CMBS and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States.  Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Company’s commercial real estate finance and property investment businesses are conducted.

Gramercy is externally managed by GKK Manager LLC, which is a wholly owned subsidiary of SL Green Realty Corp. (NYSE: SLG). Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Los Angeles, California, Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gramercycapitalcorp.com.

Forward-Looking Information

This supplemental data contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as the strength of the commercial finance and real estate property markets, and the banking industry specifically, competitive market conditions, unanticipated administrative costs, general and local economic conditions, interest rates, capital and credit market conditions, bankruptcies and defaults of borrowers or tenants in our properties or properties securing the Company’s debt investments, difficulties encountered in integrating American Financial Realty Trust into the Company, compliance with financial covenants, maintenance of liquidity needs, management changes, and other factors including those listed in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance, and actual results or developments may differ materially from those anticipated in the forward-looking statements.

Consolidated

Financial Information

Comparative Balance Sheets - Assets Q4 2008 Supplemental

(Unaudited - in thousands)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Assets
Real estate investments, at cost:
Land	$891,500	$739,278	$741,619	$89,896	$71,933
Building and improvements	2,441,839	2,631,386	2,642,437	81,376	—
Less: accumulated depreciation	(47,071)	(36,356)	(19,170)	(2,573)	—
Total real estate investments, net	3,286,268	3,334,308	3,364,886	168,699	71,933

Cash and cash equivalents	136,828	95,195	55,201	307,647	293,126
Restricted cash	234,781	263,340	229,119	75,547	130,633
Pledged government securities, net	101,576	102,607	103,527	—	—
Loans and other lending investments, net	2,213,473	2,230,770	2,179,311	2,358,732	2,441,747
Commercial mortgage backed securities	869,973	857,402	855,815	835,922	791,983
Investment in joint ventures	93,919	93,087	68,799	53,066	49,440
Assets held for sale, net	192,780	204,314	397,030	195,178	295,222
Tenant and other receivables, net	28,129	25,739	26,588	—	—
Derivative instruments, at fair value	—	437	786	—	—
Accrued interest	25,447	22,027	33,040	30,911	32,587
Acquired lease assets, net	536,212	399,903	412,634	—	—
Deferred costs, net	53,248	74,256	78,441	53,310	56,026
Other assets	48,322	63,262	48,972	50,709	42,381
Total assets	$7,820,956	$7,766,647	$7,854,149	$4,129,721	$4,205,078

Comparative Balance Sheets – Liabilities & Equity Q4 2008 Supplemental

(Unaudited - in thousands)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Liabilities
Mortgage notes payable	2,413,467	2,545,773	2,557,181	153,624	59,099
Credit facilities	172,301	172,301	168,917	50,000	—
Repurchase agreements	95,897	107,994	94,915	166,777	200,197
Collateralized debt obligations	2,608,065	2,662,955	2,683,955	2,721,700	2,735,145
Total secured and other debt	5,289,730	5,489,023	5,504,968	3,092,101	2,994,441

Accounts payable and accrued expenses	88,437	110,679	117,299	21,921	35,188
Management and incentive fees payable	979	5,089	6,065	5,735	5,617
Dividends payable	2,325	2,341	34,675	24,280	93,992
Accrued interest payable	8,167	10,806	12,677	—	—
Deferred revenue	98,693	59,480	54,912	—	—
Below market lease liabilities, net	846,351	708,186	746,146	—	—
Leasehold interests, net	21,051	21,759	21,895	—	—
Liabilities related to assets held for sale	110,543	9,626	7,274	—	95,236
Derivative instruments, at fair value	157,776	83,718	63,902	116,148	72,495
Other liabilities	14,471	12,376	14,995	12,432	9,374
Junior subordinated deferrable interest debentures held by trusts that issued trust preferred securities	150,000	150,000	150,000	150,000	150,000
Total liabilities	6,788,523	6,663,083	6,734,808	3,422,617	3,456,343

Minority interest	2,712	2,463	2,386	—	—

Stockholders’ equity:
Common stock	50	51	51	34	34
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,077,983	1,081,055	1,079,851	687,426	685,958
Accumulated other comprehensive income	(160,739)	(82,991)	(58,627)	(108,859)	(65,658)
(Accumulated deficit) retained earnings	1,222	(8,219)	(15,525)	17,298	17,196
Total stockholders’ equity	1,029,721	1,101,101	1,116,955	707,104	748,735

Total liabilities and stockholders’ equity	$7,820,956	$7,766,647	$7,854,149	$4,129,721	$4,205,078

Reconciliation of Discontinued Operations Q4 2008 Supplemental

(Unaudited - in thousands)

	Quarter Ended
	December 31, 2008	December 31, 2008	December 31, 2008
	Pre-DISCOPS	DISCOPS	Post-DISCOPS

Revenues:
Investment income	$59,481	$—	$59,481
Rental revenue	83,799	9,279	74,520
Gain on sales and other income	402	84	318
Operating expense reimbursements	32,480	1,444	31,036
Total revenues	176,162	10,807	165,355

Operating expenses:
Ground rent and leasehold obligations	4,050	210	3,840
Real estate taxes	10,641	907	9,734
Utilities	10,264	739	9,525
Other property operating expenses	27,695	9,641	18,054
Direct billable expenses	1,884	38	1,846
Total operating expenses	54,534	11,535	42,999
Net operating income (loss)	121,628	(728)	122,356

Other income (expense):
Gain on extinguishment of debt	43,856	—	43,856
Management fees	(6,024)	—	(6,024)
Incentive fee	2,750	—	2,750
Marketing, general and administrative	(5,627)	—	(5,627)
Provision for loan loss	(47,764)	—	(47,764)
Total other income (expense)	(12,809)	—	(12,809)

EBITDA	108,819	(728)	109,547

Interest expense	72,797	81	72,716
Depreciation and amortization	25,712	265	25,447
Income (loss) before minority interest	10,310	(1,074)	11,384

Equity in net income from unconsolidated joint ventures	1,665	—	1,665

Provision for taxes	(35)	—	(35)
Minority interest	(165)	—	(165)

Net income (loss) from continuing operations	$11,775	$(1,074)	$12,849

Net loss from discontinued operations, net of minority interest	$—	$1,037	$(1,037)
Yield maintenance	—	37	(37)

Net loss from discontinued operations	—	1,074	(1,074)

Net income	$11,775	$—	$11,775

Reconciliation of Discontinued Operations Q4 2008 Supplemental

(Unaudited - in thousands)

	Year to Date Ended
	December 31, 2008 Pre-DISCOPS	December 31, 2008 DISCOPS	December 31, 2008 Post-DISCOPS

Revenues:
Investment income	$254,821	$—	$254,821
Rental revenue	252,752	16,059	236,693
Gain on sales and other income	15,574	652	14,922
Operating expense reimbursements	102,321	6,637	95,684
Total revenues	625,468	23,348	602,120

Operating expenses:
Ground rent and leasehold obligations	13,391	602	12,789
Real estate taxes	32,807	3,423	29,384
Utilities	34,034	3,177	30,857
Other property operating expenses	74,476	15,870	58,606
Direct billable expenses	6,979	112	6,867
Total operating expenses	161,687	23,184	138,503
Net operating income	463,781	164	463,617

Other income (expense):
Gain on extinguishment of debt	77,234	—	77,234
Management fees	(30,299)	—	(30,299)
Incentive fee	(2,350)	—	(2,350)
Marketing, general and administrative	(17,616)	—	(17,616)
Provision for loan loss	(97,853)	—	(97,853)
Total other income (expense)	(70,884)	—	(70,884)

EBITDA	392,897	164	392,733

Interest expense	268,568	757	267,811
Depreciation and amortization	72,340	886	71,454
Income (loss) before minority interest	51,989	(1,479)	53,468

Equity in net income from unconsolidated joint ventures	7,782	—	7,782

Provision for taxes	(83)	—	(83)
Minority interest	(385)	(3)	(382)

Net income (loss) from continuing operations	$59,303	$(1,482)	$60,785

Net loss from discontinued operations, net of minority interest	$—	$2,075	$(2,075)
Yield maintenance	—	(593)	593

Net loss from discontinued operations	—	1,482	(1,482)

Net income	$59,303	$—	$59,303

Comparative Statements of Operations Q4 2008 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Quarter Ended		Year Ended
	December 31, 2008	December 31, 2007	September 30, 2008	September 30, 2007	December 31, 2008	December 31, 2007

Revenues:
Investment income	$59,481	$79,119	$60,552	$85,796	$254,821	$297,712
Rental revenue	74,520	2,262	80,597	2,523	236,693	2,935
Operating expense reimbursements	31,036	—	33,442	—	95,684	—
Gain on sales and other income	318	3,471	5,441	1,895	14,922	14,797
Total revenues	165,355	84,852	180,032	90,214	602,120	315,444

Operating expenses:
Other property operating expenses	18,054	—	20,041	—	58,606	—
Real estate taxes	9,734	—	9,892	—	29,384	—
Ground rent and leasehold obligations	3,840	—	4,864	—	12,789	—
Utilities	9,525	—	11,792	—	30,857	—
Direct billable expenses	1,846	—	3,294	—	6,867	—
Total operating expenses	42,999	—	49,883	—	138,503	—
Net operating income	122,356	84,852	130,149	90,214	463,617	315,444

Other income (expense):
Gain on extinguishment of debt	43,856	3,806	11,681	—	77,234	3,806
Management fees	(6,024)	(6,495)	(8,025)	(5,923)	(30,299)	(22,671)
Incentive fee	2,750	(2,766)	—	(22,868)	(2,350)	(32,235)
Marketing, general and administrative	(5,627)	(2,484)	(5,100)	(3,145)	(17,616)	(13,534)
Provision for loan loss	(47,764)	(2,750)	(18,875)	(2,500)	(97,853)	(9,398)
Total other income (expense)	(12,809)	(10,689)	(20,319)	(34,436)	(70,884)	(74,032)

EBITDA	109,547	74,163	109,830	55,778	392,733	241,412

Interest expense	72,716	49,949	78,586	50,601	267,811	172,094
Depreciation and amortization	25,447	986	22,335	1,188	71,454	2,158
Income before minority interest	11,384	23,228	8,909	3,989	53,468	67,160

Equity in net income from unconsolidated joint ventures	1,665	2,460	1,416	1,264	7,782	3,513

Gain from sale of unconsolidated joint venture interest	—	—	—	92,235	—	92,235
Provision for taxes	(35)	(40)	(36)	(338)	(83)	(1,341)
Minority interest	(165)	—	24	—	(382)	—

Net income from continuing operations	12,849	25,648	10,313	97,150	60,785	161,567

Net loss from discontinued operations, net of minority interest	(1,037)	(110)	(654)	—	(2,075)	30
Yield maintenance	(37)	—	—	—	593	—
Net loss from discontinued operations	(1,074)	(110)	(654)	—	(1,482)	30

Net income	11,775	25,538	9,659	97,150	59,303	161,597
Preferred stock dividends	(2,336)	(2,336)	(2,336)	(2,336)	(9,344)	(6,567)
Net income available to common stockholders	$9,439	$23,202	$7,323	$94,814	$49,959	$155,030

Basic earnings per share:
Net income available to common stockholders	$0.18	$0.69	$0.14	$3.60	$1.06	$5.54
Diluted earnings per share:
Net income available to common stockholders	$0.18	$0.67	$0.14	$3.43	$1.06	$5.28

Dividends per common share	$—	$2.63	$—	$0.63	$1.26	$4.45

Basic weighted average common shares outstanding	51,581	33,396	51,307	26,339	47,205	27,968

Diluted weighted average common shares and common share equivalents outstanding	51,748	34,848	51,356	27,638	47,330	29,379

Comparative Computation of FFO Q4 2008 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Quarter Ended		Year Ended
	December 31, 2008	December 31, 2007	September 30, 2008	September 30, 2007	December 31, 2008	December 31, 2007

Net income available to common stockholders	$9,439	$23,202	$7,323	$21,573	$49,959	$81,789
Add:
Depreciation and amortization	28,303	3,830	25,677	3,149	84,290	12,572
FFO adjustment for unconsolidated joint ventures	156	156	104	753	625	4,802
Less:
Non-real estate depreciation and amortization	(1,977)	(3,140)	(2,489)	(2,538)	(11,379)	(10,107)
Funds from operations	$35,921	$24,048	$30,615	$22,937	$123,495	$89,056

Funds from operations per share - basic	$0.70	$0.72	$0.60	$0.87	$2.61	$3.18

Funds from operations per share - diluted	$0.69	$0.69	$0.60	$0.83	$2.61	$3.03

Consolidated Statement of Stockholders’ Equity Q4 2008 Supplemental

(Unaudited - in thousands)

			Series A	Additional	Accumulated Other	(Accumulated Deficit)/
			Preferred	Paid-	Comprehensive	Retained		Comprehensive
	Shares	Par Value	Stock	In-Capital	Income (Loss)	Earnings	Total	Income
Balance at December 31, 2007	34,850	$34	$111,205	$685,958	$(65,658)	$17,196	$748,735
Net income						59,303	59,303	59,303
Change in net unrealized (loss) on derivative instruments					(85,350)		(85,350)	(85,350)
Reclassification adjustments from cash flow hedges included in net income					(10,320)		(10,320)	(10,320)
Net unrealized gain/ (loss) on securities previous available for sale					589		589	589
Issuance of common stock in connection with							—
American Financial Realty Trust acquisition	16,280	16		389,793			389,809
Issuance of stock - stock purchase plan	11			61			61
Acquisition of common stock in connection with clawback agreement with SL Green	(1,900)	(2)					(2)
Proceeds from stock option exercises	86	1		1,305			1,306
Stock based compensation - fair value				3,214			3,214
Deferred compensation plan, net	525	1		(2,348)			(2,347)
Dividends declared on common stock						(65,933)	(65,933)
Dividends declared on preferred stock						(9,344)	(9,344)

Balance at December 31, 2008	49,852	$50	$111,205	$1,077,983	$(160,739)	$1,222	$1,029,721	$(35,778)

Capitalization Analysis Q4 2008 Supplemental

(Unaudited - in thousands, except per share data)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Market Capitalization

Common stock:
Common shares outstanding	49,852,243	51,316,586	51,295,294	34,853,911	34,850,577
Share price (end of period)	$1.28	$2.59	$11.59	$20.93	$24.31

Preferred stock:
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$25	$25	$25	$25	$25

Equity market capitalization	$178,811	$247,910	$709,512	$844,492	$962,218

Secured and Other Debt

Mortgage notes payable	$2,413,467	$2,545,773	$2,557,181	$153,624	$153,624

CDOs	2,608,065	2,662,955	2,683,955	2,721,700	2,735,145
Total secured debt	5,021,532	5,208,728	5,241,136	2,875,324	2,888,769

Reverse repurchase agreements	95,897	107,994	94,915	166,777	200,197
Unsecured credit facility	172,301	172,301	168,917	50,000	—
Trust preferred	150,000	150,000	150,000	150,000	150,000
Total unsecured debt	418,198	430,295	413,832	366,777	350,197

Total debt	$5,439,730	$5,639,023	$5,654,968	$3,242,101	$3,238,966

Total enterprise value (debt and equity market capitalization)	$5,618,541	$5,886,933	$6,364,480	$4,086,593	$4,201,184

Available under Lines of Credit and Facilities

Secured line commitment	$406,692	$412,100	$900,000	$900,000	$900,000
Maximum available based on collateral pool	130,336	147,078	150,727	228,761	257,383
Balance outstanding	95,897	107,994	111,355	176,678	198,316
Availability	34,438	39,084	39,372	52,083	59,067
Mark-to-market adjustment	—	3,123	1,785	13,443	5,224
Restricted liquidity	34,438	35,961	37,125	38,289	39,396
Net available liquidity	—	—	462	351	14,447

Unfunded commitments	—	16,869	16,340	19,967	22,716
Available pledge capacity	276,357	248,153	732,933	651,272	619,901

Unsecured line commitment	175,000	175,000	175,000	175,000	175,000
Balance outstanding	172,301	172,301	168,917	50,000	—
Availability	2,699	2,699	6,083	125,000	175,000

Total availability	$279,056	$250,852	$739,478	$776,623	$809,348

Common Stock Price

High	$2.66	$11.89	$22.36	$24.00	$28.51

Low	$0.70	$2.48	$11.59	$15.54	$21.10

Debt Data

Debt Summary Schedule Q4 2008 Supplemental

(Dollars in millions)

		As of	Coupon
	Number of	12/31/2008	Interest	Maturity
Mortgage/Borrowing	Properties	Balance (1)	Rate (2)	Date
Secured Fixed-Rate Debt:
Bank of America - BBD1	116	$361.0	5.47%	Dec-2013
Bank of America - BBD2	139	219.7	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
55 Corporate (49.75%)	1	94.5	5.75%	Jun-2016
101 Independence	1	75.2	5.53%	Oct-2016
292 Madison (100%)	1	59.1	6.17%	Jul-2017
BOA Plaza - St Louis	1	53.7	4.55%	Jul-2009
Pitney Bowes - Bank of America	71	49.4	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	40.7	6.17%	Feb-2013
Beaver Valley	1	40.1	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wachovia A	23	22.5	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.3	8.29%	Aug-2010
Charleston	1	9.1	7.44%	Jan-2011
Debt With Principal Balance < $3 Million	30	40.2	5.90%	n/a
Total Secured Fixed-Rate Debt	479	$1,433.4	5.70%	n/a
Unsecured Fixed-Rate Debt(3):
Trust Preferred Securities I	n/a	$50.0	7.57%	May-2035
Trust Preferred Securities II	n/a	50.0	7.75%	Aug-2035
Trust Preferred Securities III	n/a	50.0	7.65%	Jan-2036
Total Unsecured Fixed-Rate Debt	n/a	$150.0	7.66%	n/a
Total Fixed-Rate Debt	479	$1,583.4	5.89%	n/a
Secured Floating-Rate Debt:
CDO 2007-1	n/a	$981.3	3m L+0.46%	Aug-2056	(4)
CDO 2006-1	n/a	842.0	3m L+0.37%	Jul-2041	(4)
CDO 2005-1	n/a	784.7	3m L+0.49%	Jul-2035	(4)
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	483.3	1m L+5.20%	Mar-2010
Goldman/Citigroup/SL Green Mortgage	199	242.6	1m L+1.99%	Mar-2010
PB Capital	47	240.0	1m L+1.65%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	97.2	1m L+6.00%	Mar-2010
Wachovia Repurchase Facility	n/a	72.3	1m L+2.43%	Jul-2010
Goldman Repurchase Facility	n/a	23.6	1m L+2.50%	Dec-2010
Total Secured Floating-Rate Debt	246	$3,766.9		n/a
Unsecured Floating-Rate Debt:
Key Bank Unsecured Facility	n/a	$172.3	1m L+1.65%	May-2010
Total Unsecured Floating-Rate Debt	n/a	$172.3		n/a
Total Floating-Rate Debt	246	$3,939.2		n/a
Total Debt	725	$5,522.6		n/a
% Secured Debt Balance to Total Debt				94.2%
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				49.2%

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity

(3) Trust Preferred Dates of Issuance I. 5/1/05, II. 8/1/05, III. 1/1/06

(4) Maturity dates listed are stated final maturities.

Debt Amortization Schedule by Years Q4 2008 Supplemental

(Dollars in millions)

Debt Summary					Remaining Debt Amortization
		12/31/2008	Coupon							2014	2019
	Number of	Principal	Interest	Remaining						Through	Through
Mortgage/Borrowing	Properties	Balance (8)	Rate (9)	Term (Yrs)	2009	2010	2011	2012	2013	2018	2023	> 2023
CDO 2007-1 (1)	n/a	$981.3	3m L+0.46%	47.7	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$981.3
CDO 2006-1 (1)	n/a	842.0	3m L+0.37%	32.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	842.0
CDO 2005-1 (1)	n/a	784.7	3m L+0.49%	26.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	784.7
Goldman/Citigroup/KBS/SL Green Mezzanine (2)	n/a	483.3	1m L+5.200%	1.2	0.0	483.3	0.0	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1 (3)	116	361.0	5.467%	4.9	11.2	11.9	12.6	13.2	312.1	0.0	0.0	0.0
Goldman/Citigroup/SL Green Mortgage (4)	199	242.6	1m L+1.988%	1.2	0.0	242.6	0.0	0.0	0.0	0.0	0.0	0.0
PB Capital (5)	47	240.0	1m L+1.650%	4.3	0.0	0.0	0.0	0.0	240.0	0.0	0.0	0.0
Bank of America - BBD2	139	219.7	5.963%	10.7	3.6	3.8	4.0	4.2	4.5	27.2	172.3	0.0
Dana - Bank of America	15	180.0	5.610%	9.0	0.0	0.0	0.0	0.0	0.0	180.0	0.0	0.0
Key Bank Unsecured Facility	n/a	172.3	1m L+1.650%	1.3	0.0	172.3	0.0	0.0	0.0	0.0	0.0	0.0
Goldman/Citigroup/KBS/SL Green Mezzanine (2)	n/a	97.2	6.000%	1.2	0.0	97.2	0.0	0.0	0.0	0.0	0.0	0.0
55 Corporate (49.75%)	1	94.5	5.747%	7.4	0.0	0.0	0.0	0.0	0.0	94.5	0.0	0.0
101 Independence	1	75.2	5.527%	7.8	1.3	1.4	1.5	1.6	1.7	67.7	0.0	0.0
Wachovia Repurchase Facility (6)	n/a	72.3	1m L+2.425%	1.6	0.0	72.3	0.0	0.0	0.0	0.0	0.0	0.0
292 Madison (100%)	1	59.1	6.170%	8.5	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
BOA Plaza - St Louis	1	53.7	4.546%	0.5	53.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Trust Preferred Securities I	n/a	50.0	7.570%	26.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
Trust Preferred Securities II	n/a	50.0	7.750%	26.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
Trust Preferred Securities III	n/a	50.0	7.650%	27.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
Pitney Bowes - Bank of America	71	49.4	5.328%	13.8	1.6	1.6	1.7	1.8	1.9	11.2	29.5	0.0
One Citizens Plaza	1	43.5	5.703%	3.0	0.0	0.0	0.0	43.5	0.0	0.0	0.0	0.0
801 Market Street	1	40.7	6.170%	4.1	0.7	0.7	0.8	0.8	37.6	0.0	0.0	0.0
Beaver Valley	1	40.1	5.055%	6.0	0.7	0.8	0.8	0.9	0.9	36.0	0.0	0.0
FSI 6000D	16	31.3	5.800%	8.4	0.0	0.3	0.4	0.4	0.4	29.7	0.0	0.0
FSI 6000B	16	30.0	5.800%	8.4	0.0	0.3	0.4	0.4	0.4	28.5	0.0	0.0
FSI 6000A	15	26.4	6.800%	8.8	0.0	0.0	0.0	0.2	0.3	25.9	0.0	0.0
Goldman Repurchase Facility	n/a	23.6	1m L+2.500%	2.0	0.0	23.6	0.0	0.0	0.0	0.0	0.0	0.0
FSI 6000C	15	22.7	6.800%	8.8	0.0	0.0	0.0	0.2	0.2	22.3	0.0	0.0
Pitney Bowes - Wachovia A	23	22.5	5.496%	14.4	1.0	1.1	1.2	1.2	1.3	7.7	9.0	0.0
Sterling Bank	14	19.9	5.565%	8.0	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Jenkins Court	1	14.3	8.290%	1.6	0.2	14.1	0.0	0.0	0.0	0.0	0.0	0.0
Charleston	1	9.1	7.438%	2.0	0.2	0.2	8.7	0.0	0.0	0.0	0.0	0.0

Debt With Principal Balance >=$1 Million & <$3 Million (7)	18	32.3	5.822%	4.2	1.3	1.4	1.4	8.1	20.2	0.0	0.0	0.0

Debt With Principal Balance < $1 Million*	12	7.8	6.206%	6.6	0.3	0.3	0.4	4.1	1.3	0.6	0.9	0.0

Total / Weighted Avg	725	$5,522.6			$75.9	$1,129.2	$33.8	$80.6	$623.0	$610.3	$211.7	$2,758.0

(1)  Stated Coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.

(2)  Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/9/2010 with option to extend to 3/9/2011 - 1M LIBOR cap of 5.25%

(3)  $85.5mm is collateralized by defeasance securities

(4)  GS Mortgage Loan floating rate based on LIBOR + 198bps - Maturity date is 3/9/2010 with option to extend to 3/9/2011

(5)  PB Capital Loan floating rate based on LIBOR + 165bps

(6)  Extendable to 7/23/2011

(7)  $3.5mm is collateralized by defeasance securities (3 Loans)

(8)  Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(9)  Schedule does not include any impact as a result of our hedging activity

Gramercy Finance

Gramercy Finance – Portfolio Summary Q4 2008 Supplemental

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - 12/31/08

Type	Investment Count	Debt Investments	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	33	$1,222,992	55.3%		418 bps	421 bps	$691,547
Subordinate Mortgage - Floating Rate	5	80,608	3.6%		564 bps	N/A	0
Mezzanine Loans - Floating Rate	17	396,190	17.9%		654 bps	436 bps	101,585
Total Floating Rate Investments	55	$1,699,790	76.8%		480 bps	423 bps	$793,131

Whole Loans - Fixed Rate	7	189,946	8.6%	7.17%
Subordinate Mortgage - Fixed Rate	5	63,179	2.9%	9.22%
Mezzanine Loans - Fixed Rate	5	248,558	11.2%	10.21%
Preferred Equity - Fixed Rate	1	12,001	0.5%	10.22%
Total Fixed Rate Investments	18	513,684	23.2%	8.96%

Subtotal for Loan Portfolio (1)	73	$2,213,473	100.0%	8.96%	480 bps	423 bps	$793,131

Real Estate Securities - Floating Rate	8	$70,893	8.1%		945 bps
Real Estate Securities - Fixed Rate	66	799,080	91.9%	6.26%
Subtotal	74	$869,973	100.0%	6.26%	945 bps

Total / Average		$3,083,447		7.32%	498 bps	423 bps	$793,131

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $97.1 million with an effective spread of 500 basis points and Non-Performing loans classified as Whole Loans - Fixed Rate of approximately $67.8 million with an effective yield of 7.67%.

Gramercy Finance – Loan Maturity Schedule Q4 2008 Supplemental

(Dollars in thousands)

Loan Portfolio by Current Maturity - 12/31/08

Year	No.	Principal	Percentage
2009	42	$1,345,104	60.8%
2010	14	450,978	20.4%
2011	4	20,569	0.9%
2012	2	63,138	2.9%
2013	0	—	0.0%
Thereafter	11	333,685	15.1%
Total	73	$2,213,473	100.0%

Loan Portfolio by Fully Extended Maturity (1) - 12/31/08

Year	No.	Principal	Percentage
2009	14	$453,770	20.5%
2010	10	320,746	14.5%
2011	16	440,865	19.9%
2012	21	601,533	27.2%
2013	1	62,875	2.8%
Thereafter	11	333,685	15.1%
Total	73	$2,213,473	100.0%

(1) Fully Extended Maturity reflects assumption that all extension requirements are met, and all options to extend are exercised.

Gramercy Finance – Loan Region and Property Type Q4 2008 Supplemental

(Dollars in thousands)

Loan Portfolio by Region - 12/31/08

Region	No. (1)	Principal	Percentage
Northeast	28	$1,023,718	46.2%
West	18	626,180	28.3%
South	8	225,674	10.2%
Mid-Atlantic	7	121,515	5.5%
Southwest	5	107,735	4.9%
Various	4	82,010	3.7%
Midwest	1	22,358	1.0%
Other (2)	2	4,283	0.2%
Total	73	$2,213,473	100.0%

Loan Portfolio by Property Type - 12/31/08

Property Type	No. (1)	Principal	Percentage
Office - CBD	17	$593,900	26.8%
Hotel	12	345,615	15.6%
Office - Suburban	10	280,782	12.7%
Multifamily	7	272,950	12.3%
Retail	7	218,763	9.9%
Land - Commercial	5	209,572	9.5%
Condominium	4	91,418	4.1%
Mixed-Use	2	78,107	3.5%
Land - Residential	4	65,973	3.0%
Industrial	2	47,229	2.1%
Other (2)	3	9,165	0.4%
Total	73	$2,213,473	100.0%

(1) Represents the number of Investments, not the property count of the underlying collateral.

(2) Includes IO Strips and a Defeased Loan.

Gramercy Finance – Credit Ratings of CMBS Investments Q4 2008 Supplemental

(Dollars in thousands)

Real Estate Securities by Rating - 12/31/08

Rating	Balance	Percentage

AAA	$799,440	91.9%
AA	29,689	3.4%
BBB-	13,229	1.5%
BB+	7,442	0.9%
BB	4,901	0.6%
B+	4,658	0.5%
B	4,309	0.5%
CCC(1)	5,241	0.6%
Not Rated	1,063	0.1%
Total	$869,973	100.0%

CMBS Rating Changes

	4Q08	3Q08	2Q08	1Q08
Upgrade	—	—	—	—
Downgrade	—	—	4,797	—
Unchanged	869,973	857,402	848,872	791,933

Total	$869,973	$857,402	$853,670	$791,933

Gramercy Finance – CMBS Region and Property Type Q4 2008 Supplemental

(Dollars in thousands)

Real Estate Securities Portfolio by Region - 12/31/08

Region	Balance	Percentage
Northeast	$203,385	23.5%
West	170,287	19.8%
South	145,063	16.8%
Southwest	118,088	13.7%
Midwest	114,085	13.2%
Mid-Atlantic	110,252	12.8%
Other (1)	1,447	0.2%
US Territories (2)	625	0.1%
Various	354	0.04%
Total (3)	$863,588	100.0%

Real Estate Securities Portfolio by Property Type - 12/31/08

Property Type	Balance	Percentage
Office	$296,659	34.3%
Retail	208,477	24.1%
Multifamily(4)	159,073	18.5%
Hotel	89,628	10.4%
Industrial	51,075	5.9%
Mixed-Use	34,342	4.0%
Self Storage	11,835	1.4%
Other	11,808	1.4%
Condo	691	0.1%
Total (3)	$863,588	100.0%

(1) Includes seven properties located outside of the US and US Territories

(2) Includes properties located in Puerto Rico and Guam

(3) Does not include $8.64 million of REIT debt that also serves as collateral for one bond

(4) Includes Multifamily and Manufactured Housing

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets - Assets Q4 2008 Supplemental

(Unaudited - in thousands)

	December 31, 2008	September 30, 2008	June 30, 2008
Assets

Real estate investments, at cost:
Land	$815,003	$647,123	$650,594
Building and improvements	2,441,839	2,550,010	2,561,050
Acquired lease assets	566,972	415,633	420,493
Assets held for sale	77,081	190,845	218,927
	3,900,895	3,803,611	3,851,064
Less: accumulated depreciation	(78,315)	(48,334)	(24,018)
Total real estate investment directly owned	3,822,580	3,755,277	3,827,046

Investment in joint venture	10,495	12,122	12,795
Total real estate portfolio combined	3,833,075	3,767,399	3,839,841

Cash and cash equivalents	91,240	25,890	36,206
Restricted cash	78,520	94,579	89,980
Pledged government securities, net	101,576	102,607	103,527
Other assets held for sale, net	4,322	2,699	2,336
Tenant and other receivables	28,129	25,739	26,588
Deferred costs, net	15,534	24,589	28,024
Other assets	10,790	19,214	16,518

Total assets	$4,163,186	$4,062,716	$4,143,020

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity Q4 2008 Supplemental

(Unaudited - in thousands)

	December 31, 2008	September 30, 2008	June 30, 2008
Liabilities and Stockholders’ Equity

Liabilities:
Credit facilities	$—	$—	$93,917
Collaterized debt obligations	115,625	148,594	67,612
Mortgage notes payable	2,354,368	2,392,149	2,406,064
Total debt	2,469,993	2,540,743	2,567,593

Accrued interest	8,167	10,806	10,200
Accounts payable and accrued expenses	62,556	76,277	91,673
Deferred revenue	98,693	59,480	54,912
Below market lease liabilities, net	846,351	708,186	746,146
Leasehold interests liabilities, net	21,051	21,759	21,895
Liabilities related to assets held for sale	15,320	9,626	7,274

Total liabilities	3,522,131	3,426,877	3,499,693

Minority interest	2,712	2,463	2,386

Stockholders’ equity:
Investment by Gramercy Capital Corp.	805,200	805,200	805,200
Due from Gramercy Finance	(162,313)	(169,805)	(162,872)
Retained earnings	(4,544)	(2,019)	(1,387)
Total stockholders’ equity	638,343	633,376	640,941

Total liabilities and stockholders’ equity	$4,163,186	$4,062,716	$4,143,020

Gramercy Realty – Comparative Statements of Operations Q4 2008 Supplemental

(Unaudited - in thousands)

	Quarter Ended			Year to Date Ended
	December 31, 2008	September 30, 2008	June 30, 2008	December 31, 2008

Revenues:
Rental revenue	$78,264	$77,006	$75,586	$229,680
Operating expense reimbursements	31,036	33,442	31,551	95,684
Interest and other income	939	1,218	1,091	3,250
Total revenues	110,239	111,666	108,228	328,614

Operating expenses:
Ground rents and leasehold obligations	3,840	4,864	4,092	12,789
Real estate taxes	9,734	9,892	9,914	29,384
Utilities	9,525	11,792	9,665	30,857
Other property operating expenses	18,054	20,041	20,080	58,606
Direct billable expenses	1,846	3,294	1,745	6,867
Total operating expenses	42,999	49,883	45,496	138,503

Net operating income	67,240	61,783	62,732	190,111

Other expenses:
Marketing, general and administrative	1,396	825	870	3,092
Total other expenses	1,396	825	870	3,092

EBITDA	65,844	60,958	61,862	187,019

Interest expense	39,892	39,824	40,434	119,954
Depreciation and amortization	27,330	21,436	20,914	69,062
Income (loss) before minority interest and equity in loss from unconsolidated joint venture	(1,378)	(302)	514	(1,997)

Equity in net loss from unconsolidated joint venture	(690)	(674)	(728)	(2,092)

Minority interest	(165)	24	(241)	(382)

Net income (loss) from continuing operations	$(2,233)	$(952)	$(455)	$(4,471)

Net income (loss) from discontinued operations, net of minority interest	$(256)	$321	$(1,489)	$(666)
Yield maintenance fees	(37)	—	556	593

Net income (loss) from discontinued operations	(293)	321	(933)	(73)

Net loss	$(2,526)	$(631)	$(1,388)	$(4,544)

Gramercy Realty — Portfolio Summary Q4 2008 Supplemental

Gramercy Realty Portfolio

	Gramercy Realty Portfolio, as of Sept. 30, 2008	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of Dec. 31, 2008

Number of Properties	1,015	(46)				969
Branches	660	(36)				624
Office Buildings	344	(7)				337
Land	11	(3)				8

Rentable Sq. Ft.	27,824,287	(1,015,565)			(1,908)	26,806,814
Branches	4,268,486	(262,420)			—	4,006,066
Office Buildings	23,555,801	(753,145)			(1,908)	22,800,748

Leased Sq. Ft.	24,399,751	(601,671)	60,019	(77,027)	79	23,781,151
Branches	3,497,223	(105,326)	10,398	(16,418)	—	3,385,877
Office Buildings	20,902,528	(496,345)	49,621	(60,609)	79	20,395,274

% Leased	87.7%					88.7%

% of Base Revenue from: (1)
Financial Institutions	81.2%					81.3%
“A” Rated Tenants (2)	74.5%					74.5%
Net Leases	79.5%					79.6%

Lease Expiration (% of Base Revenue within Next Twelve Months) (1)	1.6%					1.9%

Weighted Average Remaining Lease Term (years) (1)	10.5					10.2

(1)   September 30, 2008 numbers revised to reflect change in method of reporting expirations, i.e., the expiration date reflects any executed renewals and noticed terminations.

(2)   Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty — Portfolio Summary — Core, Value-Add and Held for Sale Q4 2008 Supplemental

Core

	Gramercy Realty Core Assets, as of Sept. 30, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of Dec. 31, 2008

Number of Properties	647	(2)	(1)				644
Branches	448	(2)	—				446
Office Buildings	199	—	(1)				198
Land	—	—	—				—

Rentable Sq. Ft.	20,830,900	(23,255)	(59,873)			—	20,747,772
Branches	2,809,065	(23,255)	—			—	2,785,810
Office Buildings	18,021,835	—	(59,873)			—	17,961,962

Leased Sq. Ft.	20,026,918	(22,471)	(53,686)	17,071	(60,114)	79	19,907,797
Branches	2,755,507	(22,471)	—	686	(13,138)	—	2,720,584
Office Buildings	17,271,411	—	(53,686)	16,385	(46,976)	79	17,187,213

% Leased	96.1%						96.0%

% of Base Revenue from: (1)
Financial Institutions	83.6%						83.8%
“A” Rated Tenants (2)	77.7%						77.9%
Net Leases	82.2%						82.3%

Lease Expiration (% of Base Revenue within Next Twelve Months) (1)	1.2%						1.7%

Weighted Average Remaining Lease Term (years) (1)	10.6						10.3

Value-Add

	Gramercy Realty Value-Add Assets, as of Sept. 30, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of Dec. 31, 2008

Number of Properties	225	(3)	—				222
Branches	118	(2)	—				116
Office Buildings	106	(1)	—				105
Land	1	—	—				1

Rentable Sq. Ft.	4,749,349	(26,108)	—			(1,908)	4,721,333
Branches	838,689	(6,737)	—			—	831,952
Office Buildings	3,910,660	(19,371)	—			(1,908)	3,889,381

Leased Sq. Ft.	3,300,773	(13,941)	—	36,272	(12,391)	—	3,310,713
Branches	552,729	—	—	4,582	(3,280)	—	554,031
Office Buildings	2,748,044	(13,941)	—	31,690	(9,111)	—	2,756,682

% Leased	69.5%						70.1%

% of Base Revenue from: (1)
Financial Institutions	67.9%						67.7%
“A” Rated Tenants (2)	55.2%						54.6%
Net Leases	64.6%						64.4%

Lease Expiration (% of Base Revenue within Next Twelve Months) (1)	3.0%						2.7%

Weighted Average Remaining Lease Term (years) (1)	9.8						9.6

Held for Sale

	Gramercy Realty HFS Assets, as of Sept. 30, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of Dec. 31, 2008

Number of Properties	143	(41)	1				103
Branches	94	(32)	—				62
Office Buildings	39	(6)	1				34
Land	10	(3)	—				7

Rentable Sq. Ft.	2,244,038	(966,202)	59,873				1,337,709
Branches	620,732	(232,428)	—				388,304
Office Buildings	1,623,306	(733,774)	59,873				949,405

Leased Sq. Ft.	1,072,060	(565,259)	53,686	6,676	(4,522)	—	562,641
Branches	188,987	(82,855)	—	5,130	—	—	111,262
Office Buildings	883,073	(482,404)	53,686	1,546	(4,522)	—	451,379

% Leased	47.8%						42.1%

% of Base Revenue from: (1)
Financial Institutions	76.4%						73.1%
“A” Rated Tenants (2)	74.7%						73.1%
Net Leases	72.9%						77.1%

Lease Expiration (% of Base Revenue within Next Twelve Months) (1)	3.8%						4.7%

Weighted Average Remaining Lease Term (years) (1)	10.9						9.7

(1)   September 30, 2008 numbers revised to reflect change in method of reporting expirations, i.e., the expiration date reflects any executed renewals and noticed terminations.

(2)   Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty — Portfolio Vacancies Q4 2008 Supplemental

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Florida	155	3,296,639	2,899,323	397,316	12.1%
Illinois	14	1,432,194	1,114,146	318,048	22.2%
Virginia	48	2,761,278	2,471,462	289,816	10.5%
New Jersey	67	1,308,272	1,088,303	219,969	16.8%
Texas	48	735,540	532,864	202,676	27.6%
Missouri	21	1,415,104	1,224,070	191,034	13.5%
Georgia	73	1,530,101	1,381,733	148,368	9.7%
Tennessee	18	346,328	198,305	148,023	42.7%
New York	15	639,144	502,348	136,796	21.4%
Pennsylvania	48	1,476,737	1,363,486	113,251	7.7%
	507	14,941,337	12,776,040	2,165,297

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Nations Bank Center - Richmond	540,229	358,859	181,370	33.6%
Bank of America - Chicago	983,778	817,087	166,691	16.9%
Downtown St. Petersburg	87,755	—	87,755	100.0%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	9.8%
Peoria Main	243,611	177,039	66,572	27.3%
Harborside - Jersey City	292,019	229,902	62,117	21.3%
State Street - Albany	167,195	109,795	57,400	34.3%
Fort Sam Houston	58,649	10,045	48,604	82.9%
Vincennes	63,540	21,069	42,471	66.8%
Las Vegas Ops Center	148,070	107,179	40,891	27.6%
	3,334,846	2,507,253	827,593

12.4% of portfolio sq. ft.	27.4% of portfolio vacancy
14.6% of office sq. ft.	34.4% of office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	54	15,112,138	14,283,858	828,280	5.5%
50,000 to 99,999 SF	30	2,191,477	1,793,965	397,512	18.1%
20,000 to 49,999 SF	135	3,842,674	3,028,122	814,552	21.2%
10,000 to 19,999 SF	245	3,414,083	2,778,363	635,720	18.6%
Under 10,000 SF	497	2,246,442	1,896,843	349,599	15.6%
Portfolio Total	961	26,806,814	23,781,151	3,025,663	11.3%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	71	449,475	—	449,475
90-99% Vacant	—	—	—	—
80-89% Vacant	2	78,667	13,710	64,957
70-79% Vacant	8	151,149	43,742	107,407
60-69% Vacant	12	241,652	84,972	156,680
50-59% Vacant	28	537,602	243,294	294,308
40-49% Vacant	46	778,325	432,935	345,390
30-39% Vacant	47	1,796,775	1,175,272	621,503
20-29% Vacant	52	1,922,784	1,447,496	475,288
10-19% Vacant	29	1,802,296	1,516,429	285,867
1-9% Vacant	38	5,176,432	4,951,644	224,788
No Vacancy	628	13,871,657	13,871,657	—
Portfolio Total	961	26,806,814	23,781,151	3,025,663

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Core, Value-Add and HFS Q4 2008 Supplemental

Core

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Illinois	4	1,245,533	1,010,259	235,274	18.9%
Virginia	30	2,567,789	2,369,724	198,065	7.7%
Missouri	7	858,060	783,162	74,898	8.7%
Texas	31	409,621	356,690	52,931	12.9%
Florida	103	2,507,686	2,463,429	44,257	1.8%
North Carolina	169	4,120,254	4,083,265	36,989	0.9%
Pennsylvania	26	1,335,228	1,302,740	32,488	2.4%
New Jersey	41	550,403	521,074	29,329	5.3%
California	81	1,230,455	1,202,717	27,738	2.3%
Maryland	7	1,008,233	982,535	25,698	2.5%
	499	15,833,262	15,075,595	757,667

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Nations Bank Center - Richmond	540,229	358,859	181,370	33.6%
Bank of America - Chicago	983,778	817,087	166,691	16.9%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	9.8%
Peoria Main	243,611	177,039	66,572	27.3%
Fort Sam Houston	58,649	10,045	48,604	82.9%
Charles Street - Baltimore	517,942	494,698	23,244	4.5%
101 Independence - Charlotte	564,724	542,978	21,746	3.9%
Bridgewater	95,620	76,602	19,018	19.9%
1 Jefferson Square - Waterbury	45,369	30,351	15,018	33.1%
Burlington	29,688	16,956	12,732	42.9%
	3,829,610	3,200,893	628,717

18.5% of core sq. ft.	74.8% of core vacancy
21.3% of core office sq. ft.	81.2% of core office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	48	13,813,203	13,241,537	571,666	4.1%
50,000 to 99,999 SF	18	1,336,812	1,252,689	84,123	6.3%
20,000 to 49,999 SF	72	2,019,608	1,940,640	78,968	3.9%
10,000 to 19,999 SF	140	1,934,295	1,855,531	78,764	4.1%
Under 10,000 SF	366	1,643,854	1,617,400	26,454	1.6%
Core Total	644	20,747,772	19,907,797	839,975	4.0%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant	3	8,614	—	8,614
90-99% Vacant	—	—	—	—
80-89% Vacant	1	58,649	10,045	48,604
70-79% Vacant	1	10,700	2,964	7,736
60-69% Vacant	—	—	—	—
50-59% Vacant	—	—	—	—
40-49% Vacant	6	94,097	53,336	40,761
30-39% Vacant	7	659,326	436,825	222,501
20-29% Vacant	8	365,597	270,207	95,390
10-19% Vacant	21	1,426,974	1,192,490	234,484
1-9% Vacant	30	4,662,103	4,480,218	181,885
No Vacancy	567	13,461,712	13,461,712	—
Core Total	644	20,747,772	19,907,797	839,975

Value-Addd

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
New Jersey	19	677,294	522,998	154,296	22.8%
Florida	31	403,759	275,844	127,915	31.7%
New York	4	308,771	195,431	113,340	36.7%
Tennessee	14	289,735	181,338	108,397	37.4%
Missouri	12	520,934	425,321	95,613	18.4%
Georgia	18	189,100	117,130	71,970	38.1%
Texas	9	168,780	99,334	69,446	41.1%
Arkansas	6	231,303	173,107	58,196	25.2%
California	14	281,566	224,573	56,993	20.2%
North Carolina	10	128,218	71,507	56,711	44.2%
	137	3,199,460	2,286,583	912,877

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Harborside - Jersey City	292,019	229,902	62,117	21.3%
State Street - Albany	167,195	109,795	57,400	34.3%
Las Vegas Ops Center	148,070	107,179	40,891	27.6%
One East Ave - Rochester	99,921	61,152	38,769	38.8%
Asheville Main	92,601	55,790	36,811	39.8%
NBOC Ops Center - N Brunswick	260,931	227,849	33,082	12.7%
Arcadia - Kalamazoo	112,988	80,977	32,011	28.3%
Kansas City Ops Center	317,732	286,619	31,113	9.8%
Quintard Ave - Anniston	28,671	—	28,671	100.0%
Central Ave - Hot Springs	99,004	71,440	27,564	27.8%
	1,619,132	1,230,703	388,429

34.3% of value-add sq. ft.	27.5 % of value-add vacancy
41.6% of value-add office sq. ft.	34.3 % of value-add office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	6	1,298,935	1,042,321	256,614	19.8%
50,000 to 99,999 SF	8	579,456	415,105	164,351	28.4%
20,000 to 49,999 SF	45	1,329,685	851,202	478,483	36.0%
10,000 to 19,999 SF	81	1,155,146	762,025	393,121	34.0%
Under 10,000 SF	81	358,111	240,060	118,051	33.0%
Value-Add Total	221	4,721,333	3,310,713	1,410,620	29.9%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant	24	158,981	—	158,981
90-99% Vacant	—	—	—	—
80-89% Vacant	—	—	—	—
70-79% Vacant	2	31,174	8,892	22,282
60-69% Vacant	4	74,533	25,748	48,785
50-59% Vacant	16	288,212	132,726	155,486
40-49% Vacant	29	487,310	270,262	217,048
30-39% Vacant	33	1,054,872	685,410	369,462
20-29% Vacant	40	1,440,106	1,087,673	352,433
10-19% Vacant	8	375,322	323,939	51,383
1-9% Vacant	6	416,486	381,726	34,760
No Vacancy	59	394,337	394,337	—
Value-Add Total	221	4,721,333	3,310,713	1,410,620

Held for Sale

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Florida	21	385,194	160,050	225,144	58.4%
Texas	8	157,139	76,840	80,299	51.1%
Indiana	3	126,192	46,888	79,304	62.8%
Georgia	12	98,884	28,072	70,812	71.6%
Pennsylvania	8	59,363	3,622	55,741	93.9%
Illinois	5	81,579	41,639	39,940	49.0%
Tennessee	3	54,349	14,723	39,626	72.9%
New Jersey	7	80,575	44,231	36,344	45.1%
Virginia	6	39,443	3,665	35,778	90.7%
Alabama	5	27,381	6,574	20,807	76.0%
	78	1,110,099	426,304	683,795

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Downtown St. Petersburg	87,755	—	87,755	100.0%
Vincennes	63,540	21,069	42,471	66.8%
North Liberty - Jackson	37,269	10,730	26,539	71.2%
Washington Street - Frankfort	37,188	14,986	22,202	59.7%
Cocoa Village	35,487	14,410	21,077	59.4%
Moultrie Main	23,753	7,025	16,728	70.4%
Hanover	16,565	—	16,565	100.0%
Norton - 7th Street	20,018	3,665	16,353	81.7%
Downtown Daytona	22,774	6,516	16,258	71.4%
Denison	22,986	8,045	14,941	65.0%
	367,335	86,446	280,889

27.5% of HFS sq. ft.	36.2% of HFS vacancy
38.7% of HFS office sq. ft.	56.4% of HFS office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	—	—	—	—	—
50,000 to 99,999 SF	4	275,209	126,171	149,038	54.2%
20,000 to 49,999 SF	18	493,381	236,280	257,101	52.1%
10,000 to 19,999 SF	24	324,642	160,807	163,835	50.5%
Under 10,000 SF	50	244,477	39,383	205,094	83.9%
HFS Total	96	1,337,709	562,641	775,068	57.9%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant	44	281,880	—	281,880
90-99% Vacant	—	—	—	—
80-89% Vacant	1	20,018	3,665	16,353
70-79% Vacant	5	109,275	31,886	77,389
60-69% Vacant	8	167,119	59,224	107,895
50-59% Vacant	12	249,390	110,568	138,822
40-49% Vacant	11	196,918	109,337	87,581
30-39% Vacant	7	82,577	53,037	29,540
20-29% Vacant	4	117,081	89,616	27,465
10-19% Vacant	—	—	—	—
1-9% Vacant	2	97,843	89,700	8,143
No Vacancy	2	15,608	15,608	—
HFS Total	96	1,337,709	562,641	775,068

Land parcels are excluded from property totals.

Gramercy Realty — Lease Expiration Q4 2008 Supplemental

Gramercy Realty Portfolio

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	75	226,139	0.84%	0.03%
Q1 2009	39	99,052	0.37%	0.10%
Q2 2009	54	1,128,307	4.21%	0.32%
Q3 2009	37	306,438	1.14%	0.64%
Q4 2009	43	146,010	0.54%	0.83%

Includes noticed shedding space, but excludes contractual rent reductions (Dana and Regions portfolios).

Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty — Lease Expiration — Core, Value-Add and HFS Q4 2008 Supplemental

Core

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Core Rentable Sq. Ft.	% of Core Base Rent
Monthly	36	131,981	0.64%	0.02%
Q1 2009	15	51,279	0.25%	0.10%
Q2 2009	29	1,070,181	5.16%	0.27%
Q3 2009	20	266,632	1.29%	0.60%
Q4 2009	22	99,536	0.48%	0.74%

Value-Add

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Value-Add Base Rent
Monthly	27	59,890	1.27%	0.07%
Q1 2009	21	44,324	0.94%	0.15%
Q2 2009	23	54,188	1.15%	0.63%
Q3 2009	16	38,387	0.81%	0.99%
Q4 2009	14	26,399	0.56%	0.83%

Held for Sale

Lease Expirations within Next 12 Months

	Number		% of	% of
	of		HFS	HFS
	Tenant	Leased	Rentable	Base
Expiring	Leases	Sq. Ft.	Sq. Ft.	Rent
Monthly	12	34,268	2.56%	0.13%
Q1 2009	3	3,449	0.26%	0.08%
Q2 2009	2	3,938	0.29%	0.13%
Q3 2009	1	1,419	0.11%	0.06%
Q4 2009	7	20,075	1.50%	4.30%

Gramercy Realty – Top Ten Q4 2008 Supplemental

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

Tenants / Financial Institutions		Credit Rating*	Number of Locations	Rentable Sq. Ft	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent

1	Bank of America, N.A.	A+	376	12,537,054	46.8%	45.5%
2	Wachovia Bank, National Association	AA	148	4,910,704	18.3%	13.4%
3	Regions Financial Corporation	A+	80	713,051	2.7%	4.2%
4	Citizens Financial Group	AA-	9	267,585	1.0%	2.5%
5	General Services Administration (GSA)	AAA	6	228,776	0.9%	1.9%
6	American International Insurance Company (AIG)	A	1	263,058	1.0%	1.9%
7	Branch Banking & Trust Co. (BB&T)	N/A	23	399,263	1.5%	1.7%
8	Key Bank	A	32	159,076	0.6%	1.4%
9	Fifth Third Bank	A	18	66,204	0.2%	0.9%
10	Citco Fund Services (USA), Inc.	N/A	1	104,343	0.4%	0.9%
			694	19,649,114	73.3%	74.3%

*       Ratings by Fitch. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

States		Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI

1	North Carolina	183	4,275,239	15.9%	97.6%	21.1%
2	Florida	155	3,296,639	12.3%	87.9%	13.4%
3	Virginia	48	2,761,278	10.3%	89.5%	11.1%
4	Georgia	73	1,530,101	5.7%	90.3%	6.2%
5	Pennsylvania	48	1,476,737	5.5%	92.3%	5.9%
6	California	95	1,512,021	5.6%	94.4%	5.7%
7	Maryland	7	1,008,233	3.8%	97.5%	5.6%
8	Missouri	21	1,415,104	5.3%	86.5%	4.7%
9	Illinois	14	1,432,194	5.3%	77.8%	3.6%
10	Delaware	2	378,723	1.4%	100.0%	2.6%
		646	19,086,269	71.2%	91.2%	79.8%

Land parcels are excluded from property totals.

Gramercy Realty — Top Ten — Core, Value-Add and HFS Q4 2008 Supplemental

Top Ten Tenants by Percent of Base Rent

Core

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core Base Rent	% of Portfolio Base Rent

1	Bank of America, N.A.	A+	283	11,116,087	53.58%	41.47%	49.85%	41.69%
2	Wachovia Bank, National Association	AA	118	4,404,771	21.23%	16.43%	14.49%	12.12%
3	Citizens Financial Group	AA-	3	223,307	1.08%	0.83%	2.56%	2.14%
4	American International Insurance Company (AIG)	A	1	263,058	1.27%	0.98%	2.26%	1.89%
5	Branch Banking & Trust Co. (BB&T)	N/A	22	395,589	1.91%	1.48%	1.60%	1.34%
6	General Services Administration (GSA)	AAA	1	170,717	0.82%	0.64%	1.92%	1.61%
7	Key Bank	A	31	155,448	0.75%	0.58%	1.82%	1.52%
8	Regions Financial Corporation	A+	14	55,331	0.27%	0.21%	0.89%	0.74%
9	Robinson, Bradshaw & Hinson PA	N/A	1	117,107	0.56%	0.44%	0.88%	0.74%
10	SunTrust Banks, Inc.	A+	9	49,816	0.24%	0.19%	0.86%	0.72%
			483	16,951,231	81.70%	63.23%	77.13%	64.51%

Value-Add

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add Base Rent	% of Portfolio Base Rent

1	Bank of America, N.A.	A+	75	1,285,300	27.22%	4.79%	24.51%	3.45%
2	Regions Financial Corporation	A+	48	499,191	10.57%	1.86%	19.07%	2.69%
3	Citco Fund Services (USA), Inc.	N/A	1	104,343	2.21%	0.39%	6.58%	0.93%
4	Wachovia Bank, National Association	AA	16	371,955	7.88%	1.39%	5.77%	0.81%
5	Sovereign Bank	AA-	5	29,436	0.62%	0.11%	2.45%	0.35%
6	Citizens Financial Group	AA-	6	44,278	0.94%	0.17%	2.21%	0.31%
7	National City Bank	N/A	4	54,778	1.16%	0.20%	2.19%	0.31%
8	General Services Administration (GSA)	AAA	3	48,443	1.03%	0.18%	2.07%	0.29%
9	Northern Trust Co.	N/A	1	26,570	0.56%	0.10%	1.69%	0.24%
10	Fifth Third Bank	A	2	10,500	0.22%	0.04%	1.58%	0.22%
			161	2,474,794	52.42%	9.23%	68.14%	9.59%

Held for Sale

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS Base Rent	% of Portfolio Base Rent

1	Regions Financial Corporation	A+	18	158,529	11.85%	0.59%	34.11%	0.78%
2	Wachovia Bank, National Association	AA	14	133,978	10.02%	0.50%	22.47%	0.51%
3	Bank of America, N.A.	A+	18	135,667	10.14%	0.51%	16.53%	0.38%
4	General Services Administration (GSA)	AAA	2	9,616	0.72%	0.04%	4.55%	0.10%
5	Schroeder Measurement Technologies, Inc.	N/A	1	20,913	1.56%	0.08%	4.44%	0.10%
6	Nuvox (NewSouth)	N/A	1	7,013	0.52%	0.03%	2.40%	0.05%
7	Robertson and Hollingsworth	N/A	1	5,651	0.42%	0.02%	1.93%	0.04%
8	Robert Half International, Inc	N/A	1	3,841	0.29%	0.01%	1.67%	0.04%
9	Lowe & Associates, P.C.	N/A	1	3,141	0.23%	0.01%	1.32%	0.03%
10	Meeting Street Management Company	N/A	1	2,552	0.19%	0.01%	1.13%	0.03%
			58	480,901	35.95%	1.79%	90.56%	2.06%

*           Ratings by Fitch.  Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Gramercy Realty — Top Ten — Core, Value-Add and HFS Q4 2008 Supplemental

Top Ten States by Percent of NOI

Core

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core NOI	% of Portfolio NOI

1	North Carolina	169	4,120,254	99.10%	19.86%	15.37%	22.08%	21.13%
2	Florida	103	2,507,686	98.24%	12.09%	9.35%	13.61%	13.02%
3	Virginia	30	2,567,789	92.29%	12.38%	9.58%	11.63%	11.13%
4	Georgia	43	1,242,117	99.55%	5.99%	4.63%	6.13%	5.86%
5	Pennsylvania	26	1,335,228	97.57%	6.44%	4.98%	5.89%	5.64%
6	Maryland	7	1,008,233	97.45%	4.86%	3.76%	5.83%	5.58%
7	California	81	1,230,455	97.75%	5.93%	4.59%	5.24%	5.01%
8	Missouri	7	858,060	91.27%	4.14%	3.20%	3.66%	3.50%
9	Illinois	4	1,245,533	81.11%	6.00%	4.65%	3.31%	3.17%
10	Delaware	2	378,723	100.00%	1.83%	1.41%	2.77%	2.65%
		472	16,494,078	95.87%	79.50%	61.53%	80.15%	76.70%

Value-Add

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add NOI	% of Portfolio NOI

1	Missouri	12	520,934	81.65%	11.03%	1.94%	32.20%	1.20%
2	California	14	281,566	79.76%	5.96%	1.05%	17.15%	0.64%
3	Tennessee	14	289,735	62.59%	6.14%	1.08%	14.86%	0.55%
4	Arkansas	6	231,303	74.84%	4.90%	0.86%	13.75%	0.51%
5	Florida	31	403,759	68.32%	8.55%	1.51%	11.59%	0.43%
6	Texas	9	168,780	58.85%	3.57%	0.63%	11.06%	0.41%
7	Georgia	18	189,100	61.94%	4.01%	0.71%	9.96%	0.37%
8	Pennsylvania	14	82,146	69.54%	1.74%	0.31%	8.87%	0.33%
9	Alabama	8	112,073	62.33%	2.37%	0.42%	7.75%	0.29%
10	Nevada	1	148,070	72.38%	3.14%	0.55%	6.76%	0.25%
		127	2,427,466	71.30%	51.41%	9.06%	133.95%	4.99%

Held for Sale

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS NOI	% of Portfolio NOI

1	South Carolina	3	74,138	82.15%	5.54%	0.28%	91.39%	0.53%
2	Illinois	5	81,579	51.04%	6.10%	0.30%	25.37%	0.15%
3	Indiana	3	126,192	37.16%	9.43%	0.47%	17.46%	0.10%
4	Mississippi	3	35,355	55.14%	2.64%	0.13%	17.27%	0.10%
5	Texas	8	157,139	48.90%	11.75%	0.59%	15.73%	0.09%
6	North Carolina	4	26,767	64.24%	2.00%	0.10%	10.10%	0.06%
7	Arkansas	1	9,425	49.60%	0.70%	0.04%	4.17%	0.02%
8	Alabama	5	27,381	24.01%	2.05%	0.10%	3.59%	0.02%
9	Kansas	1	16,742	62.03%	1.25%	0.06%	(1.45)%	(0.01)%
10	Louisiana	1	5,591	0.00%	0.42%	0.02%	(1.66)%	(0.01)%
		34	560,309	50.79%	41.89%	2.09%	181.96%	1.05%

Land parcels are excluded from property totals.

Gramercy Realty — Dispositions — Q4 Q4 2008 Supplemental

Gramercy Realty

Dispositions Report

Date of Inventory 12/31/2008

For Dispositions between 10/1/2008 and 12/31/2008

		Property	Own.				Zip	Disposition	Rentable	Leased	%
Property	Property Name	Type	Code	Address	City	State	Code	Date	SF	SF	Leased

3651	Galax Drive Up	Branch	Owned	111 W. Center Drive	Galax	VA	24333	10/2/2008	533	—	—
3645	Lansdale East	Branch	Owned	750 E. Main Street	Lansdale	PA	19446	10/10/2008	4,116	—	—
5353	Hackensack St.	Branch	Owned	207-209 Hackensack St.	Wood Ridge	NJ	07075	10/16/2008	14,385	8,857	61.6%
3675	Pennsburg	Branch	Owned	405 Main St	Pennsburg	PA	18073	10/17/2008	5,172	—	—
5293	Tarpon Springs-Mn Bldng	Branch	Owned	116 South Pinellas Avenue	Tarpon Springs	FL	34689	10/17/2008	13,032	7,536	57.8%
3040	Florence Main	Branch	Owned	291 West Cheves Street	Florence	SC	29501	10/24/2008	13,356	13,356	100.0%
3730	Rockwall Branch	Branch	Owned	599 East I-30	Rockwall	TX	75087	10/24/2008	3,101	—	—
3717	Troy Bypass	Branch	Owned	1120 Highway 231	Troy	AL	36081	10/29/2008	7,252	—	—
148	Newton Mn Fclty	Branch	Owned	606 N Main	Newton	KS	67114	10/30/2008	17,309	—	—
3656	East Andrews	Branch	Owned	1254 Andrews	Ozarks	AL	36360	10/30/2008	1,750	—	—
3431	Richlands	Branch	Owned	201 Suffolk Ave	Richlands	VA	24641	10/31/2008	9,639	5,477	56.8%
3383	Kingston Office	Branch	Owned	235 Fair St	Kingston	NY	12401	11/4/2008	10,168	7,502	73.8%
3387	Doylestown Offc	Branch	Owned	115 W Court St	Doylestown	PA	18901	11/5/2008	9,685	6,938	71.6%
3421	Bassett Mn Off	Branch	Owned	3559 Fairystone Park Hwy	Basset	VA	24055	11/12/2008	14,647	5,717	39.0%
3641	Spindale Office	Branch	Owned	317 Oak Street	Spindale	NC	28160	11/12/2008	3,636	—	—
3725	Colleyville	Branch	Owned	4607 Colleyville Blvd	Colleyville	TX	76034	11/12/2008	2,748	—	—
3628	Cheshire South	Branch	Owned	219 S. Main Street	Cheshire	CT	06410	11/13/2008	6,759	—	—
114	Milton	Branch	Owned	530 Stewart Street NE	Milton	FL	32570	11/17/2008	6,790	—	—
3643	Tinicum	Branch	Owned	10 Powhattan Avenue	Essington	PA	19029	11/17/2008	3,546	—	—
3638	McIntoch Road	Branch	Owned	1482 W. McIntosh Road	Griffin	GA	30223	11/18/2008	4,098	—	—
3724	Greeley	Branch	Owned	1100 11th Avenue	Greeley	CO	80631	11/18/2008	4,315	—	—
2018	Alberta	Branch	Owned	2506 University Blvd East	Tuscaloosa	AL	25404	11/19/2008	3,153	—	—
2019	Oakwood	Branch	Owned	101 Oakwood Avenue NE	Huntsville	AL	35811	11/20/2008	4,008	—	—
3432	Vienna Tyson’s	Branch	Owned	8117 Leesburg Pike	Vienna	VA	22182	11/21/2008	18,255	17,471	95.7%
3644	Hatboro	Branch	Owned	212 S. York Road	Hatboro	PA	19040	11/24/2008	8,646	—	—
3648	PennDel	Branch	Owned	133 Bellevue Avenue	PennDel	PA	19047	11/24/2008	2,706	—	—
3672	Clifton Heights	Branch	Owned	220 W Baltimore Pike	Clifton Heights	PA	19018	11/24/2008	3,378	—	—
3634	Margate	Branch	Owned	911 N. State Road 7	Margate	FL	33063	11/25/2008	10,674	—	—
3412	Camden Main	Branch	Owned	519 East Dekalb Street	Camden	SC	29020	12/1/2008	7,212	3,947	54.7%
3116	Civic Center Training Center	Branch	Owned	1040 19th Street N	Birmingham	AL	35203	12/2/2008	2,487	—	—
3683	Lehigh	Branch	Owned	2627 Germantown Avenue	Philadelphia	PA	19133	12/2/2008	2,230	—	—
5354	Hunter St	Branch	Owned	4 Hunter St	Lodi	NJ	07644	12/10/2008	12,434	12,434	100.0%
3416	Dillon Main	Branch	Owned	601 Highway 301 N	Dillon	SC	29536	12/11/2008	7,327	3,743	51.1%
730	Dresher Court Realty , LP	Branch	Owned	1675 Limekiln Pike	Upper Dublin	PA	19025	12/29/2008	5,000	5,000	100.0%
3337	Riverside	Branch	Owned	219 Indian River Ave	Titusville	FL	32796	12/29/2008	15,373	7,348	47.8%
3659	Tampa Shores	Branch	Owned	10205 W. Hillsborough Ave	Tampa	FL	33615	12/30/2008	3,500	—	—

	Total Number of Properties for Branch			36					262,420	105,326	40.1%

3680	Enterprise Main	Land	Owned	84 Bypass and Shelifield	Enterprise	AL		11/3/2008	—	—	—
3249	De Soto	Land	Owned	1901 N Hampton Blvd	De Soto	TX	75115	11/6/2008	—	—	—
3220	Gadsen Park	Land	Owned	7th and Walnut	Gadsen	AL		12/2/2008	—	—	—

	Total Number of Properties for Land			3					—	—	—

3327	Jasmine Lakes	Office	Owned	10934 U.S. Hwy 19 N	Port Richey	FL	34668	10/7/2008	27,606	10,829	39.2%
3360	Wachov Center Tower	Office	Owned	100 North Main Street	Winstom Salem	NC	27101	10/20/2008	546,020	409,703	75.0%
4296	Greenville	Office	Owned	540 Main Street	Greenville	MS	38701	10/30/2008	37,143	9,991	26.9%
4504	Logansport	Office	Owned	1 National City Plaza	Logansport	IN	46947	11/3/2008	49,045	11,707	23.9%
5200	Batesville Main	Office	Owned	250 S. Broad	Batesville	AR	72501	11/7/2008	17,408	13,996	80.4%
4308	Memphis	Office	Owned	158 Madison	Memphis	TN	38103	11/24/2008	56,552	26,178	46.3%
4291	Minden	Office	Owned	401 Main Street	Minden	LA	71055	11/25/2008	19,371	13,941	72.0%

	Total Number of Properties for Office			7					753,145	496,345	65.9%

	Total Number of Properties			46					1,015,565	601,671	59.2%

Glossary Q4 2008 Supplemental

Term	Definition

Annualized Base Rent

The base rent, excluding Reimbursable Expenses and without Straightlining, required to be paid by a tenant under a lease during the most recently completed calendar quarter multiplied by four. Annualized Base Rent is computed without regard for scheduled rental increases, decreases or lease expirations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Annualized Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.

EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.

Funds From Operations (FFO)

The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.

GAAP	Generally accepted accounting principles.

Gross Revenue	Annualized Base Rent, excluding Straightlining plus Reimbursable Expenses.

LIBOR	London Interbank Offered Rate.

REIT	Real estate investment trust.

Reimbursable Expenses

The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.

Straightlining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

Investor Information Q4 2008 Supplemental

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219

David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

Omotayo Okusanya	UBS Securities, LLC.	(212) 713-1864

Jim Shanahan	Wachovia Capital Markets, LLC.	(443) 263-6546

INVESTOR INFORMATION

Transfer Agent The Bank of New York Mellon Corporation 480 Washington Blvd Jersey City, New Jersey 07310

Investor Inquiries
Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gramercycapitalcorp.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports may change without notice.

Corporate Directory Q4 2008 Supplemental

Executive Officers

Roger M. Cozzi

Chief Executive Officer

Timothy J. O’Connor

President

Robert R. Foley

Chief Operating Officer

John B. Roche

Chief Financial Officer

Independent Auditors

Ernst & Young LLP

New York, NY

Legal Counsel

Clifford Chance US LLP

New York, NY

Headquarters

420 Lexington Avenue, Suite 1926

New York, NY 10170

(212) 297-1000

(212) 297-1090 fax

www.gramercycapitalcorp.com

Non-Officer Directors

Stephen L. Green

Chairman of the Board

Director; Investment Committee

Allan J. Baum

Director; Audit Committee;

Compensation Committee;

Private Investor

Marc Holliday

Director, Investment Committee

Jeffrey E. Kelter

Director; Compensation Committee;

Nominating and Corporate Governance Committee;

Investment Committee;

Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg

Director; Audit Committee;

Nominating and Corporate Governance Committee;

Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven

Director; Audit Committee;

Compensation Committee;

Nominating and Corporate Governance Committee;

President, Forsyth Street Advisors, LLC